Exhibit 99.1

Lakeland Fire + Safety Issues Shareholder Letter and Provides Corporate Update

HUNTSVILLE, AL – January 26, 2026 – Lakeland Industries, Inc. ("Lakeland Fire + Safety" or "Lakeland") (NASDAQ: LAKE), a leading global manufacturer of protective clothing and apparel for industry, healthcare and first responders, today issued a letter to shareholders from Jim Jenkins, President, Chief Executive Officer and Executive Chairman.

Dear Lakeland Shareholders,

Lakeland Fire + Safety’s fiscal year 2026, which ends January 31st, was underscored by both opportunities and challenges. While we made meaningful strategic progress, our financial results did not meet our expectations, nor those of our shareholders. We recognize that clearly, and we are taking decisive actions to address it.

During 2024, we completed four accretive acquisitions that expanded our product portfolio, geographic reach, and service capabilities, as part of our strategy to build a portfolio of premier global fire brands in a fragmented $2 billion market. Throughout 2025, we worked to integrate these businesses, expand market share in fire protection across major global markets, and continue growing our Industrial products business. While these efforts strengthened our long-term position, they did not translate into the level of near-term revenue growth and profitability we expected.

There were notable commercial wins during the year. We secured a $5.6 million three-year contract to provide advanced decontamination, managed care, and maintenance services for the Hong Kong Fire Services Department, one of the largest emergency response organizations in Asia. Our Jolly Scarpe brand shipped a $3.1 million order for fire intervention boots to the Italian Ministry of the Interior – Firefighters Department under a previously awarded four-year supply contract. We also expanded our presence in Southeast Asia with an order from the Fire and Rescue Department of Malaysia for firefighter personal protective equipment.

Lakeland LHD secured a contract renewal of up to 12 years with Fire and Emergency New Zealand, extending a relationship that spans more than 22 years. More recently, we were awarded a fire equipment tender by ANAC, Argentina’s National Civil Aviation Administration, which included Eagle structural suits and gloves, Veridian boots and hoods, Pacific Fire helmets, and Lakeland proximity suits. Our ability to offer a broad, integrated, multi-brand Fire + Safety portfolio was a key differentiator in securing this award.

Despite these wins, external and internal factors combined to materially impact our results. New tariffs, freight cost increases, raw material inflation, and broader supply-chain disruptions affected both Lakeland and our peers. In addition, we faced political uncertainty in certain markets, certification timing delays, and material flow challenges. These issues disrupted execution, reduced forecast visibility, and resulted in revenue and gross margin shortfalls. Because our business model relies on operating leverage, these revenue misses had a disproportionate impact on EBITDA.

We do not view these challenges as structural demand issues. Rather, they are execution, timing, and cost challenges, and we are addressing them directly. During the year, we completed a $6.1 million sale and partial leaseback of our Decatur, Alabama warehouse, generating a $4.3 million gain and strengthening our balance sheet. We are implementing operating and manufacturing efficiency initiatives, accelerating inventory reduction to release working capital, prioritizing liquidity and debt reduction, and tightening execution discipline across the organization.

We continue to view M&A as a strategic lever, but with increased selectivity and a sharper focus on returns and integration. During the year, we acquired Arizona PPE Recon, Inc. and California PPE Recon, Inc., which together generate approximately $5 million in annual recurring revenue. These businesses expand our U.S. fire services platform through cleaning, inspection, repair, and rental services.

Looking ahead, our focus is on accelerating growth while improving execution and profitability. Fiscal 2027 is shaping up as an important year as we enter multiple global tender cycles with a significantly stronger and broader product portfolio. We are actively pursuing approximately $178 million in global tender opportunities, including roughly $38 million of opportunities over $100,000 in value with high probabilities of success.

While macroeconomic uncertainty remains, our long-term strategy and market positioning are unchanged. As a tangible expression of confidence in Lakeland’s future, I have recently made open-market purchases of Lakeland common stock, and other members of our management team have also increased their ownership through open-market purchases.

We look forward to updating you on our progress throughout 2026.

Sincerely,

Jim Jenkins
President, Chief Executive Officer and Executive Chairman

About Lakeland Fire + Safety

Lakeland Fire + Safety manufactures and sells a comprehensive line of fire services and industrial protective clothing and accessories for the industrial and first responder markets. In addition, we provide decontamination, repair and rental services that complement our fire services portfolio. Our products are sold globally by our in-house sales teams, our customer service group, and authorized independent sales representatives to a strategic global network of selective fire and industrial distributors and wholesale partners. Our authorized distributors supply end users across various industries, including integrated oil, chemical/petrochemical, automobile, transportation, steel, glass, construction, smelting, cleanroom, janitorial, pharmaceutical, and high-tech electronics manufacturers, as well as scientific, medical laboratories, and the utilities industry. In addition, we supply federal, state and local governmental agencies and departments, including fire and law enforcement, airport crash rescue units, the Department of Defense, the Department of Homeland Security and the Centers for Disease Control. Internationally, we sell to a mix of end-users directly and to industrial distributors, depending on the particular country and market. In addition to the United States, sales are made into more than 50 foreign countries, the majority of which were into China, the European Economic Community ("EEC"), Canada, Chile, Argentina, Commonwealth of Independent States (“CIS”) Region, Colombia, Mexico, Ecuador, India, Uruguay, Middle East, Southeast Asia, Australia, Hong Kong and New Zealand.

For more information about Lakeland, please visit the Company's website at www.lakeland.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This press release contains estimates, predictions, opinions, goals and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation our M&A strategy and beliefs regarding probabilities of success for tender opportunities. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies, can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law.

Investor Relations

Chris Tyson

Executive Vice President

MZ Group - MZ North America
949-491-8235
LAKE@mzgroup.us
www.mzgroup.us